EXHIBIT 10.47

                    FURTHER LEASE MODIFICATION AND AMENDMENT
            AGREEMENT TO STANDARD INDUSTRIAL LEASE-SPECIAL NET DATED
                                SEPTEMBER 1, 1990


         THIS MODIFICATION AND AMENDMENT TO STANDARD INDUSTRIAL LEASE-SPECIAL NET DATED SEPTEMBER 1, 1990, as modified on August 20, 1993 ("Amendment") is entered into effective as of the 15th day of October, 1999 ("Effective Date"), between GUY CHRISTENSEN and JEANNE CHRISTENSEN, husband and wife; RUDY MACIAS and TINA MACIAS, husband and wife; and DON G. HAIDL, an unmarried man (hereinafter collectively referred to as "Lessor" or "Landlord") and Asset Liquidation Group, Inc. (hereinafter referred to as "Lessee" or "Tenant").

                                    RECITALS:

         WHEREAS, the parties hereto are parties to that certain Standard Industrial Lease-Special Net, dated as of September 1, 1990, as modified on August 20, 1993 (the "Agreement" or "Lease"); and

         WHEREAS, the parties hereto desire to further modify and amend certain provisions of the Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Lessor hereby grants Lessee the following right under the Lease:

         Lessor hereby grants to Lessee the right of first refusal to purchase the demised premises on the following terms and conditions:

                           If Landlord, at any time during the term of this Lease, elects to sell the property referred to herein as the demised premises or a portion thereof, Tenant shall have the right of first refusal to meet any bona fide offer to purchase from a third party on the same terms and conditions of that offer, including but not limited to the price and date for close of escrow. On receipt of a bona fide third party offer for purchase of the demised premises that Landlord desires to accept, Landlord shall notify Tenant in writing of the offer and its terms and conditions. Tenant, within ten (10) days after receipt by Tenant of Landlord's notice to Tenant specifying the terms and conditions of sale, shall notify Landlord in writing whether or not Tenant agrees to purchase the demised premises or portion thereof on the same terms and conditions as contained in the third party offer. A failure by Tenant to give Landlord written notification within the prescribed time period shall be deemed notice to Landlord that Tenant elects not to purchase the demised premises. If Tenant elects not to purchase the demised premises, Landlord shall be free to sell the demised premises or portion thereof to such third party in accordance with the terms and conditions of the third party offer. If for any reason the demised premises or portion thereof are not sold to the party making the offer, Landlord shall give Tenant the same right to purchase the demised premises or portion thereof upon receiving any subsequent offer from any third party that is acceptable to Landlord. The transfer of Landlord's title to the demised premises by will or intestacy or to a trust for the benefit of Landlord or Landlord's immediate family shall not be deemed to be a sale under the provisions of this section.

         2. Lessor hereby grants Lessee the following right under the Lease:

         Lessor hereby grants to Lessee the right of first refusal to enter into a new lease of the demised premises on the following terms and conditions:

                           If Landlord, at any time during the term of this Lease, elects to enter into a new lease of the property referred to herein as the demised premises or a portion thereof, effective at the expiration of the Term of this Lease, Tenant shall have the right of first refusal to meet any bona fide offer to lease from a third party that Landlord desires to accept on the same terms and conditions of that offer, including but not limited to the rent amount and term length of that bona fide offer. On receipt of a bona fide third party offer for lease of the demised premises, Landlord shall notify Tenant in writing of the offer and its terms and conditions. Tenant within ten
         (10) days after receipt by Tenant of Landlord's notice to Tenant specifying the terms and conditions of lease, shall notify Landlord in writing whether or not Tenant agrees to enter into a lease of the demised premises or portion thereof, at the expiration of the Term of the Lease, on the same terms and conditions as contained in the third party offer. A failure by Tenant to give Landlord written notification within the prescribed time period shall be deemed notice to Landlord that Tenant elects not to enter into a lease of the demised premises pursuant to the offer. If Tenant elects not to enter into a lease of the demised premises, Landlord shall be free to enter into a lease of the demised premises or portion thereof to such third party in accordance with the terms and conditions of the third party offer. If for any reason the demised premises or portion thereof are not leased to the party making the offer, Landlord shall give Tenant the same right to lease the demised premises or portion thereof upon receiving any subsequent offer from any third party that is acceptable to Landlord.

         3. Limitation of Amendment. This Amendment shall be limited solely to the matters expressly set forth herein and shall not, except to the extent expressly set forth herein, constitute an amendment of any other term or condition of the Agreement or otherwise modify the Agreement.

         4. Effectiveness. This Amendment shall become effective upon the Effective Date. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one agreement. A facsimile of an executed copy of this Amendment shall have the same force and effect as an original executed copy.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LESSORS:                                    GUY CHRISTENSEN



                                            JEANNE CHRISTENSEN



                                            RUDY MACIAS



                                            TINA MACIAS



                                            DON G. HAIDL




LESSEE:                                     ASSET LIQUIDATION GROUP, INC.

                                            By:______________________________

                                            Print Name and Title


                                            By:______________________________

                                            Print Name and Title